EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference of our report dated February 27, 2003, with respect to the consolidated financial statements and schedule of Kerr-McGee Corporation included in the Annual Report (Form 10-K) for the year ended December 31, 2002, in the following registration statements and related prospectuses:

Kerr-McGee Performance Share Plan
Kerr-McGee Corporation Executive
   Deferred Compensation Plan                  Form S-8       File No. 333-66436

Oryx Energy Company 1997 Long Term
   Incentive Plan
Oryx Energy Company Executive Variable
   Incentive Plan
Oryx Energy Company Equity and Deferred
   Compensation Plan for Non-Employee
     Directors                                 Form S-8       File No. 333-66438

Kerr-McGee Corporation Savings Investment
   Plan
Kerr-McGee Corporation Employee Stock
   Ownership Plan
HS Resources, Inc. Employee Investment
   401(k) and Profit Sharing Plan              Form S-8       File No. 333-66440

Kerr-McGee Corporation Long Term Incentive
   Program
Kerr-McGee Corporation 1998 Long Term
   Incentive Plan
Kerr-McGee Corporation 2000 Long Term
   Incentive Plan                              Form S-8       File No. 333-66442

Kerr-McGee Corporation 2002 Long Term
   Incentive Plan                              Form S-8       File No. 333-89558

Oryx Energy Company 1997 Long Term
   Incentive Plan
Oryx Energy Company Executive Variable
   Incentive Plan
Oryx Energy Company Equity and Deferred
   Compensation Plan for Non-Employee
     Directors                                 Form S-8       File No. 333-41008

Kerr-McGee Corporation 2000 Long Term
   Incentive Plan                              Form S-8       File No. 333-41006

Kerr-McGee Corporation Executive Deferred
   Compensation Plan                           Form S-8       File No. 333-41000

Kerr-McGee Corporation 1998 Long Term
   Incentive Plan                              Form S-8       File No. 333-39222

Kerr-McGee Corporation Performance
   Share Plan                                  Form S-8       File No. 333-92865

Kerr-McGee Corporation Long Term
   Incentive Program                           Form S-8       File No. 333-05999

Kerr-McGee Corporation Long Term
   Incentive Program                           Form S-8       File No. 33-50949

Kerr-McGee Corporation Long Term
   Incentive Program                           Form S-8       File No. 33-24274

Kerr-McGee Corporation                         Form S-3       File No. 333-81720




                                                           /s/ ERNST & YOUNG LLP

Oklahoma City, Oklahoma
March 24, 2003